SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): May 1, 2001


                              PLIANT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


0-21766                                                               56-1615990
(Commission File Number)                       (IRS Employer Identification No.)


4024 Stirrup Creek Drive
P.O. Box 13737
Research Triangle Park, North Carolina                                27709-3737
(Address of principal executive offices)                              (Zip Code)



                                 (919) 544-0015
              (Registrant's telephone number, including area code)


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Item 3.    Bankruptcy or Receivership.

On May 1, 2001, Pliant Systems, Inc. (the "Company") filed a voluntary petition under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of North Carolina (the "Case").

The Case has been assigned to Judge A. Thomas Small and designated as Case
No. 01-01264-5-ATS. The Company continues to operate its business and manage its property as debtor-in-possession pursuant to section 1107 and 1108 of the Bankruptcy Code. No trustee or examiner has been appointed in the Case.

The Company is seeking Chapter 11 protection in order to facilitate an orderly sale of its business and assets to a third party. At the time of this filing, no agreements have been reached with any buyers. The Company does not expect the proceeds from the sale of its business and assets to be sufficient to repay the obligations of the Company.

The Company is also restructuring its current operations and making cost cuts across all departments in order to reduce monthly operating expenses. As part of the restructuring and cost reduction activities, the Company reduced its workforce by approximately 140 employees. The Company expects to continue to provide service to all existing customers until the closing of the sale.

This filing contains forward-looking statements about the Company's performance. Forward-looking statements contained in this filing include statements about a possible future sale of the company's assets, cost cuts, preservation of operating functions, and the providing of service to customers. This filing also contains forward-looking statements about possible buyers of the Company's assets and repayment of the obligations of the Company. Any forward-looking statements contained in this filing reflect management's current expectations or beliefs. However, the outcome of forward-looking statements are beyond the ability of the Company to control and in many cases could cause actual results to differ materially from those indicated by the forward-looking statements. The Company's Form 10-K, 10-Qs, and other documents on file with the Securities and Exchange Commission identify important factors that could cause actual results to differ materially from those indicated by forward-looking statements. We undertake no obligation to update publicly any forward-looking statements as a result of new information, future events or otherwise, unless required by law.

Item 7.    Financial Statements and Exhibits

           (a)    Financial Statements
                    None.

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


Item 7.    Financial Statements and Exhibits (continued)

           (b)    Exhibits

                  Exhibit Number             Description
                  --------------             -----------

                  99.1 Press Release issued by Pliant Systems, Inc. dated as of April 30, 2001 announcing Chapter 11 filing.


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              Pliant Systems, Inc.


                              By: /s/ David E. Orr
                                  --------------------------
                                  David E. Orr
                                  President

Dated:  May 2, 2001

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